Exhibit 10.3

WAIVER AND SECOND AMENDMENT TO DELAYED

DRAW TERM LOAN CREDIT AGREEMENT

WAIVER AND SECOND AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of November 29, 2012 by and among Par Petroleum Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors” and together with the Borrower, each a “Credit Party” and collectively, the “Credit Parties”), and the undersigned Lenders party hereto.

WHEREAS, the Credit Parties, Jefferies Finance LLC, as administrative agent, and the Lenders party thereto from time to time entered into that certain Delayed Draw Term Loan Credit Agreement dated as of August 31, 2012, as amended on September 28, 2012 (as may be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”);

WHEREAS, on October 15, 2012, the Credit Parties changed the location of their chief executive office without providing prior written notice to the Lenders as required under Section 5.17 of the Credit Agreement and to the JV Company Credit Facility Agent as required under Section 3.3(b) of the Parent Pledge Agreement, and, as a result, Events of Default under Sections 7.1(c) and (d) of the Credit Agreement (the “Existing Defaults”) have occurred and are continuing;

WHEREAS, pursuant to Section 5.18 of the Credit Agreement, the Credit Parties are required to liquidate or dissolve each Immaterial Subsidiary no later than 90 days after the Closing Date;

WHEREAS, on November 13, 2012, the Credit Parties motioned the Bankruptcy Court to enter an order permitting the dissolution of the Immaterial Subsidiaries pursuant to the Plan of Reorganization without requiring further action by their Boards of Directors, which motion is set for hearing by the Bankruptcy Court on December 4, 2012;

WHEREAS, the Borrower has requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Borrower, the Guarantors, and the Requisite Lenders have agreed to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein (including the recitals hereto) shall have the respective meaning assigned to such terms in the Credit Agreement, unless otherwise defined herein.

2. Limited Waiver.

a) Each Credit Party hereby acknowledges and agrees that the Existing Defaults have occurred, and are continuing and cannot be cured by it, and have not previously been waived by the Lenders.

b) Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, but subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Lenders hereby waive the Existing Defaults as of the Waiver Effective Time (as defined below).

c) The limited waiver contained in Section 2(b) is and shall be effective solely for the specific instances and purposes described herein and shall not constitute a waiver of any other Default or Event of Default (whether now arising or hereafter occurring) or term, provision or condition of the Credit Agreement or any other Loan Document or to any other obligations of the Borrower or any other Credit Party. The Lenders’ entry into this Agreement shall not obligate or commit the Lenders to provide any other consents or waivers under the Credit Agreement or the other Loan Documents in the future, whether for purposes similar to those described herein or otherwise. Any such consents or waivers may be granted by the Lenders in their sole discretion.

3. Amendments to Credit Agreement. As of the Amendment Effective Time (as defined below):

(a) Section 5.18 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following in lieu thereof:

On or before December 31, 2012 (or such later date as agreed by the Requisite Lenders in their sole discretion), the Credit Parties shall take all actions required of the Credit Parties under applicable law to liquidate or dissolve each Immaterial Subsidiary and thenceforth shall diligently continue to pursue the liquidation or dissolution of the Immaterial Subsidiaries and shall take all commercially reasonable action necessary or advisable to effectuate such liquidation or dissolution, as applicable; provided, that the Credit Parties shall not be deemed to be in breach of this Section 5.18 solely as a result of any delay of any applicable Governmental Authority in approving or effecting such liquidation or dissolution so long as the Credit Parties shall have diligently pursued such liquidation or dissolution and taken all commercially reasonable action necessary or advisable to effectuate such liquidation or dissolution, as applicable; provided, further, that the Credit Parties shall promptly after December 31, 2012 comply with Section 5.12(b) with respect to any Immaterial Subsidiary with respect to which the Credit Parties have not taken all such action on or before December 31, 2012 unless the Board of Directors of the Borrower shall determine that such

Immaterial Subsidiary does not own any material Property and that the value of such Immaterial Subsidiary’s Property would make compliance with Section 5.12(b) impractical or uneconomic, and the Borrower shall have so notified the Administrative Agent and the Lenders in writing.

(b) Schedule II of the Credit Agreement is hereby amended by deleting the notice address for the Borrower and the other Credit Parties set forth therein and inserting the following, which shall be the address of each Credit Party’s chief executive office for all purposes under the Loan Documents, in lieu thereof:

1301 McKinney, Suite 2025

Houston, Texas 77010

Attn: John T. Young, Jr., Chief Executive Officer

T: (713) 969-3293

F: (713) 650-0502

E: jyoung@conwaymackenzie.com

4. Representations and Warranties. The Borrower and the Guarantors hereby confirm, reaffirm and restate the representations and warranties made by them in the Credit Agreement, as amended hereby, and confirm that all such representations and warranties are true and correct in all material respects as of the date hereof. The Borrower and each Guarantor further represent and warrant (which representations and warranties shall survive the execution and delivery of this Amendment) to the Lenders that:

(a) The execution, delivery, and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated hereby, (i) are within such Credit Party’s governing powers, (ii) have been duly authorized by all necessary governing action, (iii) do not contravene (x) such Credit Party’s Organizational Documents or (y) any law or any contractual restriction binding on or affecting such Credit Party, and (iv) will not result in or require the creation or imposition of any Lien prohibited by the Loan Documents;

(b) No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by any Credit Party of this Amendment, or the consummation of the transactions contemplated hereby, except for those consents and approvals that have been obtained or made on or prior to the date hereof and that are in full force and effect;

(c) This Amendment has been duly executed and delivered by such Credit Party and is the legal, valid, and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer, or similar law affecting creditors’ rights generally and by general principles of equity;

(d) No Default or Event of Default (other than the Existing Defaults) has occurred and is continuing; and

(e) Each Immaterial Subsidiary owns no Property other than immaterial Property and no Credit Party is directly or indirectly responsible for any Debt of or has any obligation to provide credit support or to maintain or preserve any such Immaterial Subsidiary’s financial condition or to cause such Immaterial Subsidiary to achieve any specified levels of operating results.

5. Effect of this Amendment. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Except as expressly set forth herein, the terms of this Amendment shall not be deemed (i) a waiver of any Default or Event of Default, (ii) a consent, waiver or modification with respect to any term, condition, or obligation of the Borrower or any other Credit Party in the Credit Agreement or any other Loan Document except as expressly set forth above, (iii) a consent, waiver or modification with respect to any other event, condition (whether now existing or hereafter occurring) or provision of the Loan Documents or (iv) to prejudice any right or remedy which the Administrative Agent or any Lender may now or in the future have under or in connection with the Credit Agreement or any other Loan Document.

6. Conditions Precedent.

(a) To Effectiveness of this Amendment. This Amendment (subject to Section 6(b) below with respect to the limited waiver provided in Section 2(b) hereof) shall become effective when, and only when, the Requisite Lenders shall have executed this Amendment and received counterparts of this Amendment, duly executed by the Borrower and each Guarantor (the time when such condition shall have been satisfied, provided for or waived to the Requisite Lenders’ satisfaction, the “Amendment Effective Time”).

(b) To Effectiveness of Limited Waiver. The limited waiver provided in Section 2(b) hereof shall become effective when, and only when, (i) the Amendment Effective Time shall have occurred, and (ii) the Requisite Lenders shall have received evidence reasonably acceptable to them in their sole discretion that the requisite JV Company Credit Facility Lenders have waived any defaults or events of default under the JV Company Credit Agreement that may have resulted from the JV Holding Sub’s failure to give notice of the relocation of its chief executive office as required in the Parent Pledge Agreement (the time when such conditions have been satisfied, provided for or waived to the Requisite Lenders’ satisfaction, the “Waiver Effective Time”). The Requisite Lenders authorize the Borrower to rely upon the confirmation by Brown Rudnick LLP that the Waiver Effective Time has occurred.

7. Miscellaneous.

(a) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and such other documents, and no investigation by the Administrative Agent or the Lenders or any closing of any transaction shall affect the representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

(b) Notices. All notices required to be made under this Amendment shall be made in the manner and at the address set forth in Section 10.2 of the Credit Agreement.

(c) Expenses. The Borrower agrees to pay or reimburse the Lenders for all its reasonable fees and out-of-pocket disbursements incurred by the Lenders in connection with the preparation, execution, delivery, administration and enforcement of this Amendment, including without limitation the reasonable fees and disbursements of counsel for the Lenders, to the same extent that the Borrower would be required to do so pursuant to Section 10.4 of the Credit Agreement.

(d) Reference to Credit Agreement. From and after the Amendment Effective Time, all references to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time. The Amendment shall constitute a Loan Document under the Credit Agreement for all purposes.

(e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(f) Section Headings. Section headings herein are included for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

(g) Entire Agreement. This Amendment shall be deemed to be a Loan Document and, together with the other Loan Documents and the agreements, documents and instruments contemplated hereby, constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby.

(h) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or .pdf also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(i) Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and assigns. The Credit Parties may not assign this Amendment or any of their respective rights or obligations hereunder to any Person without the prior written consent of the Requisite Lenders, which consent may be withheld or given in each such Lender’s sole discretion.

(j) Governing Law; Venue; Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER SET FORTH IN SECTION 10.14 OF THE CREDIT AGREEMENT.

(k) Guarantors. Each Guarantor, for value received, hereby expressly consents and agrees to the Borrower’s execution and delivery of this Amendment, and to the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction or matter contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair any Guarantor’s liability to the Administrative Agent and Lenders with respect to the payment and other performance obligations of such Guarantor pursuant to the Guarantees. Each Guarantor hereby ratifies, confirms and approves its Guarantee and acknowledges that it is unconditionally liable to the Administrative Agent and Lenders for the full and timely payment of the Guaranteed Obligations (on a joint and several basis with the other Guarantors). Each Guarantor hereby acknowledges that it has no defenses, counterclaims or set-offs with respect to the full and timely payment of any or all Guaranteed Obligations.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Second Amendment to Delayed Draw Term Loan Credit Agreement as of the date first written above.

BORROWER:

PAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

GUARANTORS:

PAR PICEANCE ENERGY EQUITY LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

PAR UTAH LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

EWI LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Delayed Draw Term Loan Credit Agreement]

PAR WASHINGTON LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

PAR NEW MEXICO LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

HEWW EQUIPMENT LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

PAR POINT ARGUELLO LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Delayed Draw Term Loan Credit Agreement]

REQUISITE LENDERS:

WB DELTA, LTD., as a Lender

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Director

[Signature Page to Second Amendment to Delayed Draw Term Loan Credit Agreement]

ZCOF PAR PETROLEUM HOLDINGS, L.L.C., as a Lender

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler
Title:	Vice President

[Signature Page to Second Amendment to Delayed Draw Term Loan Credit Agreement]